Exhibit 10.17

[Option 1—Immediate vesting]

DIRECTOR STOCK OPTION AGREEMENT
UNDER THE PARTY CITY CORPORATION
1999 STOCK INCENTIVE PLAN

     THIS AGREEMENT, made as of the ___of ______, by and between Party City Corporation, a Delaware corporation (the “Company”), and ______(the “Optionee”).

     WHEREAS, the Optionee serves as a member of the Company’s Board of Directors, and the Company desires to afford the Optionee the opportunity to acquire, or enlarge, Optionee’s ownership of the Company’s Common Stock, par value $.01 per share (the “Common Stock”), so that Optionee may have a direct proprietary interest in the Company’s success;

     WHEREAS, all capitalized terms not otherwise defined herein shall have the same meaning as set forth in Company’s 1999 Stock Incentive Plan (as amended from time to time) (the “Plan”);

     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

W I T N E S S E T H:

     1. Grant of Option. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Optionee, during the period commencing on the date of this Agreement and ending on the date that is ten years from the date hereof (the “Option Period”), the right and option (the right to purchase any one share of Common Stock hereunder being an “Option”) to purchase from the Company, at a purchase price equal to $___  per share (the “Option Price”) (the Fair Market Value of one share of Common Stock on the date hereof), an aggregate of ___ shares of Common Stock. The Options are not intended to be “incentive stock options”, as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

2. Limitations on Exercise of Option.

     (a) Subject to the terms and conditions set forth herein, the Options shall vest immediately and become exercisable immediately.

     (b) Except as otherwise stated in this agreement, the Options shall expire on the tenth anniversary of the date hereof.

3. Termination of Status as a Director.

     (a) If prior to the end of the Option Period, the Optionee shall terminate status as a director for any reason, all outstanding Options that have not vested and become exercisable as of the date of such termination shall immediately expire and all outstanding Options vested and exercisable at the time of such termination shall remain exercisable by the Optionee until their expiration as set forth below.

     (b) In the event the Optionee’s status as a director terminates on account of a Normal Termination, all outstanding vested and exercisable Options as of the date of such termination may be exercised at any time within the three (3) months immediately following the date of such termination.

     (c) In the event of the death of the Optionee during the Optionee’s term as a director or within three (3) months immediately after the Optionee’s termination of service as a director on account of a Normal Termination, all outstanding vested and exercisable Options as of the date of the Optionee’s death may be exercised, at any time within the twelve (12) months immediately following the date of death, by the Optionee’s estate or by any person who acquired the right to exercise the Option by bequest or inheritance; or

     (d) In the event the Optionee’s status as a director terminates for any reason other than death or on account of a Normal Termination, all outstanding vested and exercisable Options as of the date of such termination shall immediately expire.

     (e) Notwithstanding anything herein to the contrary, no Option may be exercised beyond the date that is the tenth anniversary of the date hereof.

     (f) After the expiration of any exercise period described in this paragraph 3, all unexercised Options shall expire together with all of the Optionee’s rights hereunder.

     (g) For purposes of this Agreement, “Normal Termination” means termination of service with the Company:

(i)	Upon retirement pursuant to the retirement plan of the Company;

(ii)	On account of Disability;

(iii)	With the written approval of the Committee; or

(iv)	By the Company or a Subsidiary without Cause.

     4. Method of Exercising Option. (a) Options which have become exercisable may be exercised by delivery of a written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price may be payable (i) in cash, (ii) by bank check acceptable to the Committee, and/or (iii) by delivery of Mature Shares (valued at the Fair Market Value at the time the Option is exercised), having in the aggregate a value equal to the aggregate Option Price, or any combination of such methods of payment. In addition, at the discretion of the Committee, the Option Price may be payable by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the aggregate Option Price. For purposes of this paragraph, the term “Mature Shares” shall mean shares of Common Stock for which the Optionee has good title, free and clear of all liens and encumbrances, and which the Optionee either (i) has held for at least six months or (ii) has purchased on the open market.

     (b) At the time of exercise, (i) the Company shall have the right to withhold from the number of shares of Stock to be issued upon exercise or (ii) at the discretion of the Committee, the Optionee shall be obligated to pay to the Company such amount, as the Company deems necessary to satisfy its obligation to withhold Federal, state and local income or other taxes incurred by reason of the exercise or the transfer of shares thereupon.

     5. Issuance of Shares. As promptly as practical after receipt of such written notification and full payment of such aggregate Option Price and any required income tax withholding amount, the Company shall issue or transfer to the Optionee the number of shares with respect to which Options have been so exercised, and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee’s name.

     6. Non-Transferability. Except as otherwise determined by the Committee in its sole discretion, the Options are not transferable by the Optionee otherwise than by will or the laws of descent and distribution and are exercisable during the Optionee’s lifetime only by Optionee. No assignment or transfer of the Options, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Options shall terminate and become of no further effect.

     7. Rights as Stockholder. The Optionee or a transferee of the Options shall have no rights as a stockholder with respect to any share covered by the Options until Optionee shall have become the holder of record of such share, and no adjustment shall be made for dividends or distributions or other rights in respect of such share for which the record date is prior to the date upon which Optionee shall become the holder or record thereof.

     8. Changes in Capital Structure.

     (a) The Options granted under this Agreement shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Common Stock or other consideration subject to such Options or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date hereof, (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan or (iii) upon the occurrence of any other event which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan.

     (b) Notwithstanding the above, in the event of (i) a merger or consolidation such that after such merger or consolidation the Company is not the surviving entity or the ultimate parent of the surviving entity, (ii) the sale of all or substantially all of the assets of the Company, or (iii) the reorganization or liquidation of the Company, the Committee may, in its discretion and upon at least ten (10) days advance notice to the Optionee, cancel any outstanding

Options and pay to the Optionee, in cash or Stock, the value of such Options based upon the price per share of Stock received or to be received by other shareholders of the Company in the event.

     9. Compliance with Law. Notwithstanding any of the provisions hereof, the Optionee hereby agrees that Optionee will not exercise the Options, and that the Company will not be obligated to issue or transfer any shares to the Optionee hereunder, if the exercise hereof or the issuance or transfer of such shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall in no event be obliged to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other affirmative action in order to cause the exercise of the Options or the issuance or transfer of shares pursuant thereto to comply with any law or regulation of any governmental authority.

     10. Notice. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided, provided that, unless and until some other address be so designated, all notices or communications by the Optionee to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to the Optionee may be given to the Optionee personally or may be mailed to Optionee at the Optionee’s last known address, as reflected in the Company’s records.

     11. Binding Effect. Subject to Section 6 hereof, this Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

     12. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

     13. Plan. The terms and provisions of the Plan are incorporated herein by reference. Capitalized terms used herein which are not defined herein shall have the meanings attributable thereto in the Plan. In the event of a conflict or inconsistency between discretionary terms and provisions of the Plan and the express provisions of this Agreement, this Agreement shall govern and control. In all other instances of conflicts or inconsistencies or omissions, the terms and provisions of the Plan shall govern and control.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PARTY CITY CORPORATION

By:

[Name of Director]

[Option 2—Vesting]

DIRECTOR STOCK OPTION AGREEMENT
UNDER THE PARTY CITY CORPORATION
1999 STOCK INCENTIVE PLAN

     THIS AGREEMENT, made as of the ___of ___, by and between Party City Corporation, a Delaware corporation (the “Company”), and ______(the “Optionee”).

     WHEREAS, the Optionee serves as a member of the Company’s Board of Directors, and the Company desires to afford the Optionee the opportunity to acquire, or enlarge, Optionee’s ownership of the Company’s Common Stock, par value $.01 per share (the “Common Stock”), so that Optionee may have a direct proprietary interest in the Company’s success;

     WHEREAS, all capitalized terms not otherwise defined herein shall have the same meaning as set forth in Company’s 1999 Stock Incentive Plan (as amended from time to time) (the “Plan”);

     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

W I T N E S S E T H:

     1. Grant of Option. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Optionee, during the period commencing on the date of this Agreement and ending on the date that is ten years from the date hereof (the “Option Period”), the right and option (the right to purchase any one share of Common Stock hereunder being an “Option”) to purchase from the Company, at a purchase price equal to $___  per share (the “Option Price”) (the Fair Market Value of one share of Common Stock on the date hereof), an aggregate of ___shares of Common Stock. The Options are not intended to be “incentive stock options”, as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

     2. Limitations on Exercise of Option.

     (a) Subject to the terms and conditions set forth herein, the Options shall vest and become exercisable in accordance with the following schedule:

          (i) one-___of the Options, ___shares, shall vest and become exercisable on the ___anniversary of the date hereof;

          (ii) an additional one-___of the Options, ___shares, shall vest and become exercisable on the ___anniversary of the date hereof; and

          (iii) an additional one-___of the Options, ___shares, shall vest and become exercisable on the ___anniversary of the date hereof.

     (b) Except as otherwise stated in this agreement, the Options shall expire on the tenth anniversary of the date hereof.

     3. Termination of Status as a Director.

     (a) If prior to the end of the Option Period, the Optionee shall terminate status as a director for any reason, all outstanding Options that have not vested and become exercisable as of the date of such termination shall immediately expire and all outstanding Options vested and exercisable at the time of such termination shall remain exercisable by the Optionee until their expiration as set forth below.

     (b) In the event the Optionee’s status as a director terminates on account of a Normal Termination, all outstanding vested and exercisable Options as of the date of such termination may be exercised at any time within the three (3) months immediately following the date of such termination.

     (c) In the event of the death of the Optionee during the Optionee’s term as a director or within three (3) months immediately after the Optionee’s termination of service as a director on account of a Normal Termination, all outstanding vested and exercisable Options as of the date of the Optionee’s death may be exercised, at any time within the twelve (12) months immediately following the date of death, by the Optionee’s estate or by any person who acquired the right to exercise the Option by bequest or inheritance; or

     (d) In the event the Optionee’s status as a director terminates for any reason other than death or on account of a Normal Termination, all outstanding vested and exercisable Options as of the date of such termination shall immediately expire.

     (e) Notwithstanding anything herein to the contrary, no Option may be exercised beyond the date that is the tenth anniversary of the date hereof.

     (f) After the expiration of any exercise period described in this paragraph 3, all unexercised Options shall expire together with all of the Optionee’s rights hereunder.

     (g) For purposes of this Agreement, “Normal Termination” means termination of service with the Company:

(i)	Upon retirement pursuant to the retirement plan of the Company;

(ii)	On account of Disability;

(iii)	With the written approval of the Committee; or

(iv)	By the Company or a Subsidiary without Cause.

     4. Method of Exercising Option. (a) Options which have become exercisable may be exercised by delivery of a written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price may be payable (i) in cash, (ii) by bank check acceptable to the Committee, and/or (iii) by delivery of Mature Shares (valued at the Fair Market

Value at the time the Option is exercised), having in the aggregate a value equal to the aggregate Option Price, or any combination of such methods of payment. In addition, at the discretion of the Committee, the Option Price may be payable by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the aggregate Option Price. For purposes of this paragraph, the term “Mature Shares” shall mean shares of Common Stock for which the Optionee has good title, free and clear of all liens and encumbrances, and which the Optionee either (i) has held for at least six (6) months or (ii) has purchased on the open market.

     (b) At the time of exercise, (i) the Company shall have the right to withhold from the number of shares of Stock to be issued upon exercise or (ii) at the discretion of the Committee, the Optionee shall be obligated to pay to the Company such amount, as the Company deems necessary to satisfy its obligation to withhold Federal, state and local income or other taxes incurred by reason of the exercise or the transfer of shares thereupon.

     5. Issuance of Shares. As promptly as practical after receipt of such written notification and full payment of such aggregate Option Price and any required income tax withholding amount, the Company shall issue or transfer to the Optionee the number of shares with respect to which Options have been so exercised, and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee’s name.

     6. Non-Transferability. Except as otherwise determined by the Committee in its sole discretion, the Options are not transferable by the Optionee otherwise than by will or the laws of descent and distribution and are exercisable during the Optionee’s lifetime only by Optionee. No assignment or transfer of the Options, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Options shall terminate and become of no further effect.

     7. Rights as Stockholder. The Optionee or a transferee of the Options shall have no rights as a stockholder with respect to any share covered by the Options until Optionee shall have become the holder of record of such share, and no adjustment shall be made for dividends or distributions or other rights in respect of such share for which the record date is prior to the date upon which Optionee shall become the holder or record thereof.

8. Changes in Capital Structure.

     (a) The Options granted under this Agreement shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Common Stock or other consideration subject to such Options or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date hereof, (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan or (iii) upon the occurrence of any other event which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan.

     (b) Notwithstanding the above, in the event of (i) a merger or consolidation such that after such merger or consolidation the Company is not the surviving entity or the ultimate parent of the surviving entity, (ii) the sale of all or substantially all of the assets of the Company, or (iii) the reorganization or liquidation of the Company, the Committee may, in its discretion and upon at least ten (10) days advance notice to the Optionee, cancel any outstanding Options and pay to the Optionee, in cash or Stock, the value of such Options based upon the price per share of Stock received or to be received by other shareholders of the Company in the event.

     9. Compliance with Law. Notwithstanding any of the provisions hereof, the Optionee hereby agrees that Optionee will not exercise the Options, and that the Company will not be obligated to issue or transfer any shares to the Optionee hereunder, if the exercise hereof or the issuance or transfer of such shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall in no event be obliged to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other affirmative action in order to cause the exercise of the Options or the issuance or transfer of shares pursuant thereto to comply with any law or regulation of any governmental authority.

     10. Notice. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided, provided that, unless and until some other address be so designated, all notices or communications by the Optionee to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to the Optionee may be given to the Optionee personally or may be mailed to Optionee at the Optionee’s last known address, as reflected in the Company’s records.

     11. Binding Effect. Subject to Section 6 hereof, this Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

     12. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

     13. Plan. The terms and provisions of the Plan are incorporated herein by reference. Capitalized terms used herein which are not defined herein shall have the meanings attributable thereto in the Plan. In the event of a conflict or inconsistency between discretionary terms and provisions of the Plan and the express provisions of this Agreement, this Agreement shall govern and control. In all other instances of conflicts or inconsistencies or omissions, the terms and provisions of the Plan shall govern and control.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PARTY CITY CORPORATION

By:

[Name of Director]